EXHIBIT 99.1


                         FORM 3 JOINT FILER INFORMATION



Name:                      Credit Suisse First Boston Equity Partners, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004





                                    CREDIT SUISSE FIRST BOSTON EQUITY
                                    PARTNERS, L.P.



                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Attorney-in-Fact

Name:                      Credit Suisse First Boston Equity Partners
                           (Bermuda), L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004





                                    CREDIT SUISSE FIRST BOSTON EQUITY
                                    PARTNERS (BERMUDA), L.P.



                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Attorney-in-Fact

Name:                      EMA Private Equity Fund 2000, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004





                                    EMA PRIVATE EQUITY FUND 2000, L.P.

                                    By: Credit Suisse First Boston (Bermuda)
                                        Limited, its general partner


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Vice President

Name:                      EMA Partners Fund 2000, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004





                                    EMA PARTNERS FUND 2000, L.P.

                                    By: Credit Suisse First Boston (Bermuda)
                                        Limited, its general partner


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Vice President

Name:                      Credit Suisse First Boston U.S. Executive
                           Advisors, L.P.

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004





                                    CREDIT SUISSE FIRST BOSTON U.S. EXECUTIVE
                                    ADVISORS, L.P.


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Attorney-in-Fact

Name:                      Credit Suisse First Boston Advisory Partners, LLC

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004



                                    CREDIT SUISSE FIRST BOSTON ADVISORY
                                    PARTNERS, LLC


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Controller

Name:                      Credit Suisse First Boston (Bermuda) Limited

Address:                   11 Madison Avenue, New York, NY 10010

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004



                                    CREDIT SUISSE FIRST BOSTON (BERMUDA)
                                    LIMITED


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Vice President

Name:                      Hemisphere Private Equity Partners, Ltd.

Address:                   Hemisphere House, Nine Church Street, Hamilton HM11,
                           Hamilton, Bermuda

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004



                                    HEMISPHERE PRIVATE EQUITY
                                    PARTNERS, LTD.


                                    /s/ Kenneth J. Lohsen
                                    --------------------------------------------
                                    Name:    Kenneth J. Lohsen
                                    Title:   Attorney-in-Fact

Name:                      Hemisphere Private Equity Partners Charitable Trust

Address:                   Hemisphere House, Nine Church Street, Hamilton HM11,
                           Hamilton, Bermuda

Designated Filer:          Credit Suisse First Boston

Issuer & Ticker Symbol:    Cytokinetics, Incorporated ("CYTK")

Date of Event
   Requiring Statement:    April 29, 2004



                                HEMISPHERE PRIVATE EQUITY PARTNERS
                                CHARITABLE TRUST
                                By Hemisphere Trust Company Limited in its capacity as trustee


                                /s/ Nigel Jeffrey Arkley & John Ivan Sutlic
                                --------------------------------------------
                                Name:    Nigel Jeffrey Arkley & John Ivan Sutlic
                                Title:   Directors


                                                                               9